EXHIBIT 10.123

                               PAYMENT AGREEMENT

     This  Payment Agreement (the  "Agreement") is executed this  18th day of
  October,  1995,  by  and  between  Enserch   Exploration,  Inc.,  a  Texas
  corporation ("Seller"), and Reading & Bates Development Co., a Delaware corporation ("Buyer").

                                    RECITALS

     WHEREAS, Seller and Buyer have entered into that Purchase and Sale Agreement dated the date hereof (the "Purchase Agreement") and have entered into this Agreement with respect to the deferred payment terms applicable to payment of Buyer of the Purchase Price set out in Section
  2.1 of the Purchase Agreement;

     NOW THEREFORE, Seller and Buyer hereby agree as follows:

     1. Definitions.   Unless   otherwise   defined    in   this   Agreement,
        capitalized terms shall have the meanings ascribed to them in the Purchase Agreement.

     2. Deferred Payment Terms. Buyer shall pay to Seller, Six Million Two Hundred Fifty Thousand and No/100 Dollars ($6,250,000.00) of the Purchase Price on the date of this Agreement and shall execute a promissory note in the principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) as evidence of the unpaid balance of the Purchase Price which note shall be payable in two installments of Six Million and No/100 Dollars ($6,000,000.00) each, the first installment of which shall be due on March 31, 1996 and the second installment of which shall be due on September 30, 1996 and which note shall be secured by a mortgage and security agreement and financing statement granting a mortgage lien and security interest in the Assets and any additional interests acquired by Buyer pursuant to the Operating Agreement. Failure of Buyer to conform to and perform the payment of the Purchase Price, in accordance with the terms and provisions of this Agreement, shall constitute a breach hereof and entitle Seller to damages, be grounds for the rescission of the Purchase Agreement by Seller and/or a suit for specific performance by Seller. In the event Seller elects to rescind the Purchase Agreement hereunder, Buyer shall reassign unto Seller, all of the interests which Buyer acquired from Seller under the terms and provisions of the Purchase Agreement, free and clear of any and all burdens and encumbrances, save and except those burdens and encumbrances affecting the interests and Assets as of the date hereof. In the event Buyer defaults in the timely payment of any installment or interest due hereunder, Seller shall have the right and option to accelerate the due date of any and all outstanding installments which shall then and thereupon become due and payable. Buyer does hereby expressly waive any and all rights of notice, presentment and dishonor which may attach to the obligation created hereunder.

     3. Interest. Interest shall accrue in favor of Seller on the unpaid balance of the Purchase Price and shall be paid current by Buyer with each installment. Interest shall be calculated at a rate of 8.56% per annum.

     4. Conflict. In the event of any conflict between the terms of this Agreement and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall be deemed to prevail. It is the intent of the parties hereto that this Agreement cover and pertain only to the payment of the Purchase Price and is not intended to alter or change the rights and obligations of the parties created under the terms and provisions of the Purchase Agreement.

     5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAW RULES OR PROVISIONS THAT DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     6. Waiver. No waiver of the performance under any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7. Captions.   The captions  in this Agreement are  for convenience only
        and shall not be considered part of or affect the construction or interpretation of any provision of this Agreement.

     8. Liability of Successors. The terms, conditions, rights and obligations of this Agreement shall run with the Assets and extend to and be binding upon the parties hereto and their respective successors, legal representatives and/or assigns.

     9. Severability. If any provision of this Agreement is invalid or unenforceable in part or in whole in any jurisdiction applicable to this Agreement, then, to the extent permitted by applicable law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in any jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

     10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. Attorney's Fees. If a suit or action is filed by any party to enforce this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in investigation or related matters and in preparation for and prosecution or defense of such suit or action as fixed by the trial court, together with reasonable court costs, and, if any appeal is taken from the decision of the trial court, reasonable attorneys' fees as fixed by the appellate court or, if appropriate, by the trial court.

     12. Change in Control. In the event Seller exercises its right and option under Section 8.15 of the Purchase Agreement to acquire all of Buyer's right, title and interest in an to the Assets and any additional interest which may have been acquired pursuant to the Operating Agreement described in Section 5.2(e) of the Purchase
           Agreement, Seller shall promptly reimburse Buyer for all installments of the Purchase Price (not including interest) paid by Buyer prior to the date of such exercise and all other amounts specified in Section 8.15 of the Purchase Agreement, and Buyer shall thereafter be relieved of any liability or responsibility to make future installments or payments hereunder or thereunder.

     13. Release of Security. Upon payment in full of the Purchase Price and any accrued interest hereunder or under the promissory note referred to in Section 2. of this Agreement, Seller shall cause the mortgage and security interest referred to in Section 2. to be released of record and the financing statement, also referred to in Section 2., to be terminated of record.

     IN WITNESS WHEREOF, the parties have entered into and executed this Agreement as of the day and year first set forth above.


  WITNESSES:                                   SELLER:

                                         ENSERCH EXPLORATION, INC.
  ___________________________________
  Name:  James K. Teringo, Jr.
                                          By: ___________________________
  ___________________________________         R. L. Kincheloe
  Name:                                       Senior Vice President,
                                              Offshore and International


  WITNESSES:                                     BUYER:

                                           READING & BATES DEVELOPMENT CO.

  ______________________________________

  Name:_________________________________
                                            By:____________________________
  _______________________________________      D. C. Toalson
  Name:__________________________________      President


  STATE OF TEXAS

  COUNTY OF DALLAS

    BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

    R. L. KINCHELOE, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as Senior Vice President, Offshore and International of Enserch Exploration, Inc., a Texas corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

    THUS DONE, READ AND SIGNED in the State and County aforesaid, in the presence of James K. Teringo, Jr. and _____________________________,
  competent witnesses, on the 18th day of October, 1995.

  WITNESSES:

  ______________________________      ____________________________________
  James K. Teringo, Jr.               R. L. KINCHELOE

  ______________________________

  _____________________________________
  Notary Public in and for the
  State of Texas
  My Commission expires:
  ____________________________


  STATE OF TEXAS

  COUNTY OF DALLAS

    BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

    D. C. TOALSON, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as President of Reading & Bates Development Co., a Delaware corporation, on behalf of the said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

    THUS DONE,  READ AND SIGNED in  the State and  County aforesaid,  in the
  presence         of          _________________________________         and
  _________________________________, competent witnesses, on the 18th day of
  October, 1995.

  WITNESSES:

  ___________________________________    ____________________________________
                                         D. C. TOALSON
  ___________________________________

  ____________________________________
  Notary Public in and for the
  State of Texas
  My Commission expires:
  __________________________________